UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
_______________________________________________________________________________

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☐	Definitive Proxy Statement
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_______________________________________________________________________________
Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
_______________________________________________________________________________

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SUNNOVA ENERGY INTERNATIONAL INC.
20 East Greenway Plaza, Suite 475
Houston, Texas 77046
ADDITIONAL INFORMATION REGARDING THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 20, 2020
The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Sunnova Energy International Inc. (the “Company”), dated April 9, 2020, furnished to Stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 20, 2020 at 9:00 a.m., Houston Time. This supplement, along with a copy of a press release issued by the Company to announce the change of location, is being filed with the Securities and Exchange Commission and is being made available to the Stockholders of the Company on or about May 7, 2020.
THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 20, 2020
To the Stockholders of Sunnova Energy International Inc.:
Due to the public health impact of the novel coronavirus outbreak (COVID-19) and to support the health and well-being of our management and stockholders, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of the Company has been changed to be held in a virtual meeting format only. The virtual meeting may be accessed at www.proxydocs.com/NOVA. There is no in-person meeting for you to attend. As previously announced, the Annual Meeting will be held on Wednesday, May 20, 2020 at 9:00 a.m., Houston Time. As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 23, 2020, the record date. The only items of business are the same as set forth in the Annual Meeting notice and proxy materials previously distributed to you. The proxy materials contain important information regarding the matters to be acted upon at the Annual Meeting, and we encourage you to read them.
To attend the Annual Meeting, you must register in advance, using your control number and other information, at www.proxydocs.com/NOVA prior to the deadline of May 15, 2020 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and vote online during the meeting. You will also be permitted to submit questions at the time of registration. You may ask questions that are confined to matters properly before the Annual Meeting and of general Company concern.
The meeting will begin promptly at 9:00 a.m. Houston Time. We encourage you to access the virtual meeting prior to the start time. Online access will open approximately at 8:45 a.m. Houston Time, and you should allow ample time to log in to the meeting and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.
There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page.
Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. The Company’s Proxy Statement for the Annual Meeting and the Annual Report to Stockholders for the fiscal year ended December 31, 2019 are available at www.proxydocs.com/NOVA.

By Order of the Board of Directors

/s/ Walter A. Baker
Walter A. Baker
Secretary
May 7, 2020

Access to the Annual Meeting on Wednesday, May 20, 2020 at 9:00 a.m., Houston Time, will be available at: www.proxydocs.com/NOVA. Sunnova’s 2019 Annual Report and 2020 Proxy Statement are available on the “Investors” webpage of www.sunnova.com.

Sunnova Announces Change to a Virtual Meeting Format for 2020 Annual Meeting of Stockholders
Houston, TX, May 7, 2020 - Sunnova Energy International Inc. (“the Company”) (NYSE: NOVA) announced today that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) will be held virtually due to the public health impact of the novel coronavirus outbreak (COVID-19) and to support the health and well-being of the Company’s management and stockholders.
The Annual Meeting will be held on Wednesday, May 20, 2020 at 9:00 A.M., Houston Time in a virtual format only. As described in the proxy materials for the Annual Meeting previously distributed, stockholders as of the close of business on March 23, 2020, the record date, are entitled to participate in the Annual Meeting. In order to attend the Annual Meeting, stockholders must register in advance at www.proxydocs.com/NOVA prior to the deadline of May 15, 2020 at 5:00 p.m., Eastern Time. During the registration process, stockholders will be able to submit questions and upon completion, will receive an email with a link to access the virtual meeting site and information regarding voting during the meeting.  A notice regarding this change to a virtual meeting format (the “Notice”) is being filed with the Securities and Exchange Commission together with this press release. Additional information regarding the Annual Meeting, stockholder participation and voting is provided in the Notice.
About Sunnova
Sunnova Energy International Inc. (NYSE: NOVA) is a leading residential solar and energy storage service provider with customers across the U.S. states and its territories. Sunnova’s goal is to be the source of clean, affordable and reliable energy with a simple mission: to power energy independence so that homeowners have the freedom to live life uninterruptedTM.
For more information, visit www.sunnova.com, follow us on Twitter @Sunnova_Solar and connect with us on Facebook.
Investor & Analyst Contact
Rodney McMahan
Sunnova Energy International Inc.
Rodney.McMahan@sunnova.com
(281) 971-3323

Press & Media Contact
Kelsey Hultberg
Sunnova Energy International Inc.
Kelsey.Hultberg@sunnova.com